Exhibit 99.2
Q4 2022 Financial Results: April 3, 2023 Tracy Pagliara President & CEO NYSE American: WLMS Randy Lay EVP & Chief Operating Officer Damien Vassall VP & Chief Financial Officer

2 Cautionary Notes Note: Unless otherwise noted, all discussion is based upon continuing operations. Forward-looking Statement Disclaimer This presentation contains “forward-looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements or expectations regarding the Company’s liquidity situation and the outcome of the Company’s review of strategic alternatives, including engaging in a potential sale, restructuring or refinancing its debt, seeking additional debt or equity capital, reducing or delaying its business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining relief under the U.S. Bankruptcy Code, the Company’s ability to successfully implement its liquidity improvement plan and, if necessary, to obtain additional funding on reasonable terms, or at all, the Company’s ability to obtain support from customers in dealing with its liquidity challenges, future demand for the Company’s services, the Company’s funding levels and ability to continue operations as a going concern, and expectations regarding future revenues, cash flow, and other related matters. These statements reflect the Company’s current views of future events and financial performance and are subject to a number of risks and uncertainties, including the Company’s ability to continue to implement its liquidity improvement plan and to continue as a going concern; the Company’s level of indebtedness and ability to make payments on, and satisfy the financial and other covenants contained in, its amended debt facilities, as well as its ability to engage in certain transactions and activities due to limitations and covenants contained in such facilities; its ability to generate sufficient cash resources to continue funding operations, including investments in working capital required to support growth-related commitments that it makes to customers, and the possibility that it may be unable to obtain any additional funding as needed or incur losses from operations in the future; exposure to market risks from changes in interest rates; the Company’s ability to obtain adequate surety bonding and letters of credit; the Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures; the Company’s ability to attract and retain qualified personnel, skilled workers, and key officers; failure to successfully implement or realize its business strategies, plans and objectives of management, and liquidity, operating and growth initiatives and opportunities, including any expansion into new markets and its ability to identify potential candidates for, and consummate, acquisition, disposition, or investment transactions (including any that may result from the Company’s review of strategic alternatives); the loss of one or more of its significant customers; its competitive position; market outlook and trends in the Company’s industry, including the possibility of reduced investment in, or increased regulation of, nuclear power plants, declines in public infrastructure construction, and reductions in government funding; costs exceeding estimates the Company uses to set fixed-price contracts; harm to the Company’s reputation or profitability due to, among other things, internal operational issues, poor subcontractor performance or subcontractor insolvency; any pending litigation; potential insolvency or financial distress of third parties, including customers and suppliers; the Company’s contract backlog and related amounts to be recognized as revenue; its ability to maintain its safety record, the risks of potential liability and adequacy of insurance; adverse changes in the Company’s relationships with suppliers, vendors, and subcontractors, including increases in cost, disruption of supply or shortage of labor, freight, equipment or supplies, including as a result of the COVID-19 pandemic; compliance with environmental, health, safety and other related laws and regulations, including those related to climate change; limitations or modifications to indemnification regulations of the U.S.; the Company’s expected financial condition, future cash flows, results of operations and future capital and other expenditures; the impact of unstable market and economic conditions on our business, financial condition and stock price, including inflationary cost pressures, supply chain disruptions and constraints, labor shortages, the effects of the Ukraine-Russia conflict and ongoing impact of COVID-19, and a possible recession; our ability to meet expectations about our business, key metrics and future operating results; the impact of the COVID-19 pandemic on the Company’s business, results of operations, financial condition, and cash flows, including global supply chain disruptions and the potential for additional COVID-19 cases to occur at the Company’s active or future job sites, which potentially could impact cost and labor availability; information technology vulnerabilities and cyberattacks on the Company’s networks; the Company’s failure to comply with applicable laws and regulations, including, but not limited to, those relating to privacy and anti-bribery; the Company’s ability to successfully implement its new enterprise resource planning (ERP) system; the Company’s participation in multiemployer pension plans; the impact of any disruptions resulting from the expiration of collective bargaining agreements; the impact of natural disasters, which may worsen or increase due to the effects of climate change, and other severe catastrophic events (such as the ongoing COVID-19 pandemic); the impact of corporate citizenship and environmental, social and governance matters; the impact of changes in tax regulations and laws, including future income tax payments and utilization of net operating loss and foreign tax credit carryforwards; volatility of the market price for the Company’s common stock; the Company’s ability to maintain its stock exchange listing; the effects of anti-takeover provisions in the Company’s organizational documents and Delaware law; the impact of future offerings or sales of the Company’s common stock or related contractual obligations on the market price of such stock; expected outcomes of legal or regulatory proceedings and their anticipated effects on the Company’s results of operations; and any other statements regarding future growth, future cash needs, future operations, business plans and future financial results. Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” section of the Annual Report on Form 10-K for its 2022 fiscal year. Any forward-looking statement speaks only as of the date of this presentation. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and you are cautioned not to rely upon them unduly. Non-GAAP Financial Measures This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating its performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found on the slides following the “Supplemental Information” slide of this presentation.

3 Q4-2022 Highlights 2022 Q4 revenue of $55.8 million versus $79.2 million in the prior-year period, reflecting reduced decommissioning and nuclear business Gross margin of (3.0)% versus 11.6% in the 2021 fourth quarter. ▪ Excluding Florida water projects and T&D startup expense, 2022 adjusted gross margin of 12.5% Operating expenses of $7.0 million for Q4 versus $6.8 million in the prior-year period Adjusted EBITDA (1) of $(7.0) million versus $3.6 million last year Backlog of $333.2 million Fiscal 2023 off to good start due to cost-cutting activities, the closure of non-core assets, and revenue growth Progress continues on assessing strategic alternatives to unlock shareholder value (1) Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP to non-GAAP financial results.

4 FY2023 Outlook ▪ Revenue increasing due to major customer projects ▪ Excluding Florida water projects, T&D and chemical businesses, margins anticipated to be 12.1% this year ▪ Credit amendments expected to provide necessary liquidity ▪ Company continues to explore all options to further improve operating outlook US Nuclear 39% Fuel Storage / Decommissioning 6% Energy Delivery 8% Fossil 38% Industrial / Water / Other 9% $333.2 M Backlog December 31, 2022

5 US Nuclear 55% Fuel Storage / Decommissioning 2% Energy Delivery 12% Fossil 21% Industrial / Water / Other 10% Revenue Review End Market Revenue 4Q-2022 Vogtle 3 & 4 2022 4Q revenue: $16.3 million $79.2 $69.6 $56.1 $56.7 $55.8 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Fourth Quarter Revenue Bridge $ Millions *Numbers may not sum due to rounding (in millions) $ Change Fourth quarter 2021 revenue $ 79.2 Decommissioning (12.0) Canada Nuclear (7.7) Water (2.0) Energy Delivery (1.6) U.S. Nuclear (0.8) Chemical 2.5 Other (1.8) Total change (23.4) Fourth quarter 2022 revenue $ 55.8

6 Operating Trends Gross Margin Negative in Q4 2022 • Continued pressure from certain business • Ongoing impact from FL water projects • Start up costs associated with expansion into transmission and distribution (T&D) • Gross profit expected to stabilize and grow • Legacy FL projects complete in coming quarters • Reduced T&D investment • Exiting non-core businesses • Excluding T&D costs and water projects, adjusted gross margin 12.5% $9.2 $5.7 $2.3 $0.7 -$1.7 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 4.1% $ Millions $6.8 $6.5 $6.7 $7.0 $7.0 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Gross Profit Operating Expenses Q4 2022 • Operating costs totaled $7.0 million • Operating margin negative • Reflects product mix and gross margins • SG&A streamlining underway • Margins to improve in fiscal 2023 Operating Expenses

NYSE American: WLMS Adjusted EBITDA Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the U.S. Securities and Exchange Commission. Adjusted EBITDA is the sum of the Company’s income (loss) from continuing operations before interest expense, net, and income tax (benefit) expense and unusual gains or charges. It also excludes non-cash charges such as depreciation and amortization and stock-based compensation. The Company’s management believes adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes and certain non-cash expenses and unusual gains or charges (such as stock-based compensation, severance costs, other professional fees, and foreign currency (gain) loss) which are not always commensurate with the reporting period in which such items are included. Williams’ credit facilities also contain ratios based on EBITDA. Adjusted EBITDA should not be considered an alternative to net income or income from continuing operations or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP, and, therefore, should not be used in isolation from, but in conjunction with, the GAAP measures. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies. Note Regarding Forward-Looking Non-GAAP Financial Measures The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non-GAAP basis without preparing a GAAP analysis. ▪ Supplemental Information

8 Adjusted EBITDA Reconciliation Three Months Ended December 31, Twelve Months Ended December 31, (in thousands) 2022 2021 2022 2021 Income from continuing operations $ (10,445) $ 845 $ (14,173) $ 2,702 Add back: Interest expense, net 1,544 1,268 5,509 5,001 Income tax expense (benefit) 165 537 (49) 793 Depreciation and amortization expense 57 53 230 190 Stock-based compensation 588 466 1,708 3,045 Severance costs 271 358 409 523 Other professional fees 663 — 2,320 — Franchise taxes 44 80 237 264 Foreign currency gain 77 (56) (68) (206) ROU Asset Impairment — — — 423 Adjusted EBITDA - continuing operations $ (7,036) $ 3,551 $ (3,877) $ 12,735